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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): April 24, 2003


                                   LESCO, INC.
             (Exact name of registrant as specified in its charter)


            Ohio                    0-13147                  34-0904517
(State or other jurisdiction    (Commission File            (IRS Employer
      of incorporation              Number)               Identification No.)


           15885 Sprague Road
           Strongsville, Ohio                             44136
(Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (440) 783-9250
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ITEM 9. Regulation FD Disclosure.

      On April 24, 2003, the Company issued a press release announcing its first quarter operating results. A copy of the press release is attached hereto as
Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LESCO, INC.


                                       By: /s/ Jeffrey L. Rutherford
                                          ------------------------------------
                                          Jeffrey L. Rutherford
                                          Senior Vice President, Chief
                                          Financial Officer


DATED:  April 24, 2003



                                  EXHIBIT INDEX

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
Exhibit No.    Description
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
99.1           Press Release
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